Exhibit 32.2

OFFICER'S CERTIFICATION

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C 1350)

The undersigned, Joseph C. Daches, the Executive Vice President and Chief Financial Officer of Lilis Energy, Inc., (the "Corporation"), in connection with the Corporation's Yearly Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), does hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of his knowledge:

1.	The Report is in full compliance with the reporting requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.

By:	/s/ Joseph C. Daches
Joseph C. Daches
Executive Vice President
and Chief Financial Officer

March 9, 2018